FGT3 P1 12/18

SUPPLEMENT DATED DECEMBER 20, 2018

TO THE PROSPECTUS DATED DECEMBER 1, 2018

OF

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

(a series of Franklin Global Trust)

The Prospectus is amended as follows:

I.  Effective on or about March 1, 2019, the name of the Fund will change from Franklin International Small Cap Growth Fund to Franklin International Small Cap Fund. On such date, all references to the “Franklin International Small Cap Growth Fund” will be replaced with “Franklin International Small Cap Fund.”

Please keep this supplement with your Prospectus for future reference.